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                                   EXHIBIT 10.13
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                                VOICE DIARY INC.
                                -----------------
                             2003 STOCK OPTION PLAN
                             ----------------------

1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, 102 Options, or 3(i) Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.     DEFINITIONS. As used herein, the following definitions shall apply:

      2.1. "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section y4 hereof.

      2.2. "Applicable Laws" means the requirements relating to the administration of stock option plans under Israeli and U.S. state corporate laws, Israeli and U.S. federal and state securities laws, the Code, the Ordinance, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

      2.3.  "Board" means the Board of Directors of the Company.

      2.4.  "Code" means the Internal Revenue Code of 1986, as amended.

      2.5. "Committee" means a committee of Directors appointed by the Board in accordance with Section y4 hereof.

      2.6.  "Common Stock" means the Class A Common Stock of the Company.

      2.7.  "Company" means Voice Diary Inc., a Delaware corporation.

      2.8. "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity, including any employees of such person.

      2.9. "Director" means a member of the Board of Directors of the Company, or any Parent or Subsidiary.
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                                       2

      2.10. "Disability"  means  total and  permanent  disability  as defined in
            Section 22(e)(3) of the Code.

      2.11. "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Without derogating from Section y9.4 below, an Optionee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company (or by the Parent or Subsidiary that employs the person) or (ii) transfers between locations of the Company (or the Parent or Subsidiary that employs the person) or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment".

      2.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.13. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          2.13.1. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Nasdaq SmallCap Market of The Nasdaq Stock Market, or Over the Counter Bulletin Board its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable (and if the Common Stock is listed or quoted on more than one established stock exchange or national market system, the Administrator shall determine the appropriate exchange or system.);

          2.13.2. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
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                                       3

          2.13.3. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      2.14. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      2.15. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      2.16. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      2.17. "Option" means a stock option granted pursuant to the Plan.

      2.18. "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      2.19. "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

      2.20. "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

      2.21. "Optionee" means the holder of an outstanding Option or a Stock Purchase Right granted under the Plan.

      2.22. "Ordinance" means the Israeli Income Tax Ordinance (New Version), 1961, as amended, the rules promulgated thereunder, or any law or regulations that shall replace the Ordinance or Sections 3(i) or 102 promulgated thereunder.

      2.23. "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      2.24. "Plan" means this 2002 Stock Option Plan.

      2.25. "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section y11 below.

      2.26. "Section 16(b) " means Section 16(b) of the Securities Exchange Act of 1934, as amended.

      2.27. "Service Provider" means a Director or a Consultant.

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                                       4

      2.28. "Share" means a share of the Common Stock, as adjusted in accordance with Section y12 below.

      2.29. "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section y11 below.

      2.30. "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      2.31. "Trustee" shall have the meaning set forth in Section y17.3 below.

      2.32. "102 Option" or "102 Stock Purchase Right" means an Option or a Stock Purchase Rights (as applicable) granted under the Section 102 of the Ordinance, as amended, or any law or regulations, which shall replace the Section 102.

      2.33. "3(i) Option" or "3(i) Stock Purchase Right" means an Option or a Stock Purchase Rights (as applicable) granted under the Section 3(i) of the Ordinance, as amended, or any law or regulations, which shall replace the Section 3(i).

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section y12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan, including 3(i) Options and 102 Options granted pursuant to Section y17 below, is 1,000,000 Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

      If an Option or a Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.    ADMINISTRATION OF THE PLAN.

      4.1.  ADMINISTRATOR.  The Plan  shall be  administered  by the  Board or a
            Committee   appointed  by  the  Board,   which  Committee  shall  be
            constituted to comply with Applicable Laws.

      4.2. POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such
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                                       5

            Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

      4.2.1. to determine and/or amend the exercise price of the Options and the purchase price Stock Purchase Rights;

      4.2.2.     to determine and/or amend the terms of payment for the Shares;

      4.2.3. to select the Employees and Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

      4.2.4. to determine the number of Shares to be covered by each such award granted hereunder;

      4.2.5.     to approve forms of agreement for use under the Plan;

      4.2.6. to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      4.2.7. to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;

      4.2.8. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

      4.2.9. to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and
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                                       6

      4.2.10. to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      4.2.11. to alter, revise or otherwise adjust the terms of the Plan and the Option Agreement, as may be required pursuant to any applicable laws of local or foreign jurisdictions.

      4.2.12. In the event of a tie vote with respect to any matter brought before the Administrator, such matter shall be presented to the Board and the decision of the Board shall be final with respect to such matter.

      4.2.13. Neither the Trustee nor any member of the Board or the Committee shall be liable to the Company or to any Optionee, for any action or determination taken or made in good faith as a Committee member in the course of administrating the Plan. Each member of the Board or the Committee shall be indemnified and held harmless by the Company or by any Optionee against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, all to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's charter documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.3. EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.    ELIGIBILITY.

      5.1. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Service Providers. Incentive Stock Options may be granted only to Employees.

      5.2. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000,




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                                       7

            such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section y5.2, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      5.3. Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as an Employee or as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without Cause (as such term is defined in Section y9.4 below).

6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section y14 of the Plan.

7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. Unless the Administrator determines otherwise at any time, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.    OPTION EXERCISE PRICE AND CONSIDERATION.

      8.1. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, subject to any Applicable Laws.

      8.2. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). The Administrator may determine, in its sole discretion, that such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in

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                                       8

            connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.    EXERCISE OF OPTION.

      9.1. PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. In the event of any conflict between the terms and conditions of an Option Agreement and the terms hereof, the terms hereof shall control. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option (excluding Shares underlying a 102 Option, which Shares shall be issued in the name of the Trustee) shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section y12 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      9.2. DIVIDENDS. All Shares issued upon the exercise of Options granted under the Plan shall entitle the Optionee thereof, subject to Section y17.6 below, to receive dividends with respect thereto, provided, however, that Optionee shall have no right to dividends or distribution or other right with respect to Shares



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                                       9

            for which the record date is prior to the date on which the Optionee shall have become the holder of record.

      9.3. VOTING RIGHTS. Each Optionee shall irrevocably appoint the person who holds the office of the Company's Chairman of the Board, at any given time, as his or her attorney, agent and proxy, with full power of substitution, and such person may in their name, place and stead vote all of the Shares held by them at any action by written consent or meeting of the Shareholders of the Company held after the date hereof, whether annual or special, and whether or not adjourned meeting or otherwise. The proxy holder shall vote such shares on any issue brought before the shareholders of the Company in the same proportion as the other shareholders of the Company. The aforementioned proxies shall expire upon the consummation of the initial offering of the Company's shares to the public on a domestic or foreign stock exchange.

      9.4. TERMINATION OF RELATIONSHIP AS AN EMPLOYEE OR AS A SERVICE PROVIDER. If an Optionee ceases to be an Employee or a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent, and only to the extent, that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and unless the Administrator determines otherwise, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option (to the extent that the Option is vested on the date of termination) within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            Anything in this Plan to the contrary notwithstanding, but subject to the provisions of section 102 of the Ordinance, if an Optionee ceases to be an Employee or a Service Provider of the Company or any Subsidiary thereof, but continues to provide services to the Company or any Subsidiary thereof, such Optionee will be deemed to have continuously remained a Service Provider of the Company during such term, and his Options shall vest pursuant to their original terms.

            Notwithstanding the above, if an Optionee should be discharged from the employ of the Company for Cause, the entire unexercised Option (whether


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                                       10

            vested or not) shall ipso facto terminate and the Shares covered by such Option shall revert to the Plan.

            For the purposes hereof, Cause shall mean any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Company documents or records; (ii) the Optionee's improper use or disclosure of the Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on the Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach of the Optionee of any employment agreement between the Option and the Company, which breach is not cured within 30 days pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Company. For purposes of the definition of Cause, with respect to an Optionee employed by or providing services to a Parent or Subsidiary of the Company, "Company" shall include the Parent or Subsidiary employing or engaging the services of the Optionee.

            In the event of resignation or discharge of a Optionee from the employ of the Company or a Subsidiary thereof, his employment shall, for the purposes of this paragraph y9.4, be deemed to have ceased upon the delivery to the employer of notice of resignation, or upon the delivery to the employee of notice of discharge, as the case may be, irrespective of the effective date of such resignation or discharge. The Administrator's determination as to whether an authorized leave of absence on military, governmental or public service or otherwise, or termination of employment under certain conditions, shall constitute termination of employment for the purposes hereof, shall be conclusive.

      9.5. RETIREMENT. If an Employee Optionee should retire, he may, subject to the approval of the Administrator, continue to enjoy such rights, if any, under the Plan and on such terms and conditions, with such limitations and subject to such requirements as the committee in its sole discretion may determine at the time of such retirement or at any time theretofore.

      9.6. DISABILITY OF OPTIONEE. If an Optionee ceases to be an Employee or a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in

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                                       11


            no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option, to the extent it is vested on the date of termination, shall remain exercisable for twelve (12) months following the Optionee's termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      9.7. DEATH OF OPTIONEE. If an Optionee dies while an Employee or a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option, to the extent that it is vested on the date of death, shall remain exercisable for twelve (12) months following the Optionee's termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      9.8. BUYOUT PROVISIONS. Without derogating from Section y12.4 below, the Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made. No such offer shall obligate Optionee to relinquish his or her Option.

10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      Apart from the inherent power of the shareholders of the Company to alter or modify the rights of the Company's shares, the Administrator may impose on any Optionee such additional restrictions on the transfer of Shares as the Administrator may determine at the time that Options are granted to the Optionee or as may be agreed to by the Administrator and the Optionee following purchase of said Shares upon exercise of such Options under this Plan or upon termination of the Optionee's employment with the Company. Such additional rights and restrictions shall be included in the Option Agreement entered into between the Company and the Optionee, or, upon agreement of the Optionees, or in this Plan.

11.   STOCK PURCHASE RIGHTS.

      11.1. RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with all Applicable Laws. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

      11.2. REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, to the extent required by Applicable Laws, the repurchase option shall in no case lapse at a rate of less than 20% per year over five years from the date of purchase.

      11.3. OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      11.4. RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a

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                                       13


            stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section y12 of the Plan.

12.   Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

      12.1. CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

      12.2. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, the unexercised Option will terminate immediately prior to the consummation of such proposed action. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable.

      12.3. MERGER, ACQUISITION, OR ASSET SALE. In the event of a merger of the Company with or into another corporation, an acquisition of all or substantially all of the shares of the

            Company, or the sale of substantially all of the assets of the Company (each such event, a "Transaction"), each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Notwithstanding the foregoing, the Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise his or her Options, as to all of the Shares or any part thereof, including Options which would not otherwise be exercisable, under such terms and conditions as the Administrator shall determine, in its sole discretion. In addition, in the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Transaction, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fourteen (14) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following a Transaction, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction by holders of Common Stock for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Transaction.

      12.4. Anything herein to the contrary notwithstanding, if prior to the consummation of the initial offering of the Company's shares to the public on a domestic or foreign stock exchange, all or substantially all of the shares of the Company are to be sold, to any third party, whether or not related to or affiliated with the Company or its shareholders each Optionee shall be obliged to sell the Shares such Optionee purchased under the Option Plan, in accordance with the instructions then issued by the Administrator whose determination shall be final.

13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.   AMENDMENT AND TERMINATION OF THE PLAN.

      14.1. AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

      14.2. STOCKHOLDER APPROVAL. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      14.3. EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15.   CONDITIONS UPON ISSUANCE OF SHARES.

      15.1. LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      15.2. INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      15.3. MARKET STAND-OFF. In connection with any underwritten public offering of the Company's equity securities, pursuant to an effective registration statement, for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Plan without the prior written consent of the Company or its underwriters.

16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.   SPECIAL PROVISIONS FOR PLAN PARTICIPANTS WHO ARE ISRAELI RESIDENTS.

      17.1. This Section y17 shall apply only to Optionees who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax.

      17.2. Notwithstanding anything herein to the contrary, the Plan may also be administered pursuant to certain provisions of Section 102 ("Section 102") or Section 3(i) ("Section 3(i)") of the Ordinance, or any law or regulations which shall replace Sections 3(i) or 102, and the Israeli Companies Law 1999, with respect to Employees and Service Providers who are Israeli residents (or are deemed to be Israeli residents under Applicable Laws), subject to the receipt of all necessary approvals ("Approvals") that are required under any Applicable Laws, and subject to the terms and conditions set forth in such Approvals. Details regarding the terms and conditions of Options and Stock Purchase Rights granted pursuant to the applicable provisions of Section 102 in addition to those set forth herein, will be delivered to the participants who are Israeli residents.

      17.3. Notwithstanding anything herein to the contrary, in the event that Options or Stock Purchase Rights are granted under the Plan pursuant to the provisions of Section 102 ("102 Options" and "102 Stock Purchase Rights"), each 102 Option and 102 Stock Purchase Right, and each Share acquired pursuant to a 102 Option or 102 Stock Purchase Right, shall be issued by the Company to, and held in trust (the "Trust") for the benefit of such Optionee by a trustee

            (the "Trustee") designated by the Board or by the board of directors of a Subsidiary of the Company. Options granted under the Plan pursuant to the provisions of Section 3(i) of the Tax Ordinance may be granted to a Trustee. All certificates representing Options or Shares issued to the Trustee shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided. The Trustee shall comply with all requirements under Applicable Laws and Approvals, and shall hold the same pursuant to the instructions of the Board and/or the board of directors of the Subsidiary, to the extent such instructions do not contradict any Applicable Law.

      17.4. Notwithstanding anything herein to the contrary, no 102 Options or 102 Stock Purchase Rights granted, or Shares purchased pursuant to thereto ("102 Shares") (or, to the extent applicable, 3(i) Options or 3(i) Stock Purchase Rights) shall be released from the Trust to the Optionee or to any third party until such Optionee has deposited with the Trustee an amount of money which, in the Trustee's opinion, is necessary to discharge such Optionee's tax obligations with respect to such 102 Options, 102 Stock Purchase Rights or 102 Shares (or, to the extent applicable, 3(i) Options or 3(i) Stock Purchase Rights), or the Company or Subsidiary has made other arrangements for the deduction of tax at source acceptable to the Trustee.

      17.5. Upon sale by an Optionee of any securities held in Trust, the Trustee shall withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such Optionee, and shall report to such Optionee the amount so withheld and paid to said tax authorities.

      17.6. Subject to the provisions of Section y9.2 above, all Shares issued upon the exercise of Options or Stock Purchase Rights granted under the Plan shall entitle the Optionee to receive dividends with respect thereto, and, subject to the provisions of Section y9.3 above, to vote the same at any meeting of the shareholders of the Company. For as long as shares issued to the Trustee on behalf of the Optionee are held in the Trust, and unless the Committee determines otherwise, the cash dividends paid with respect thereto shall be remitted to the Trustee for the benefit of such Optionee, and the Trustee shall vote all such Shares in accordance with the provisions of Section y9.3 above.

      17.7. At the Administrator's discretion, for purposes of simplicity and in order to ensure compliance with Israel's tax regulations, the exercise of the Options and the purchases and sales of Shares issued upon the exercise of Stock

            Purchase Rights made under the Plan shall be executed by the Company or its Subsidiaries, as appropriate.

      17.8. With respect to the participants who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

18. DEFAULT. An Optionee shall be deemed to be in default under this Plan, including the Option Agreement, in the event that the Optionee fails to pay any sum or perform any obligation provided for in the Plan, in a timely fashion or in a manner required. Any default under this Plan not cured within ten (10) days after the Company gives written notice of such default to Optionee shall entitle the Company to exercise any and all remedies and rights against the defaulting Optionee contained in any and all of the documents comprising this Plan or provided under applicable law.

19. NOTICES. All notices and elections sent to the Company by an Optionee shall be in writing and delivered in person or by certified mail to the president or secretary of the Company at the principal office of the Company.

      All notices given by the Company to an Optionee under the Plan shall be in writing and delivered in person or by certified mail to the Optionee's address as reflected in the Company's records.

      All notices will be deemed delivered within 7 days of their dispatch by certified mail, postage prepaid.

20. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

22. GOVERNING LAW. Except as set forth in Section y17.8 above, this Plan shall be governed in all respects by the internal laws, but not the choice of law rules, of the State of New York.

23. MISCELLANEOUS. Any tax consequences arising from the grant or exercise of any Options or Stock Purchase Rights, or from the payment for Shares covered thereby, or from any sale or disposition of the Optioned Stock, or from any other event or act (whether of the Optionee, the Trustee, or the Company or its Subsidiaries) hereunder, shall be borne solely by the Optionee. Furthermore, such Optionee shall agree to indemnify the Company or Subsidiary that employs the Optionee and the Trustee, if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee. Except as otherwise required by law, the Company shall not be obligated to exercise any Options on behalf of an Optionee, or to release any share certificate, until all tax consequences arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company, and all required payments in connection with the exercise of the Option or the Stock Purchase Right, or the sale of the Shares, have been fully paid by the Employee.

24. MULTIPLE AGREEMENTS. The terms of each Option may differ from other Options granted under this Plan at the same time, or at any other time.

                                    EXHIBIT A



                          IRREVOCABLE POWER OF ATTORNEY



I, the undersigned, __________________ hereby irrevocably invest the Board of Directors of the Company with the authority to appoint, for all Regular or Extraordinary General Meetings of Shareholders of Voice Diary Inc., on my behalf and in my name, as it shall consider appropriate, and regarding all the Company's shares registered in my name, any representative, to vote all such shares as such representative deems appropriate, under its sole discretion, starting from the date of this power of attorney and until the consummation of the initial offering to the public of the Company's shares on a stock exchange in the United states or in any other jurisdiction.





------------------
The Optionee


Date:
     -------------



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